SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  July 21, 1998



                       SPECIALTY TELECONSTRUCTORS, INC.
              (Exact name of Registrant as specified in charter)





          Nevada                     1-13272                   85-0421409
(State or other jurisdiction (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                     Identification No.)





         12001 State Highway 14 North                   87008
           Cedar Crest, New Mexico                    (Zip Code)
   (Address of principal executive offices)




      Registrant's telephone number, including area code:  (505) 281-2197

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ITEM 4.     Changes in Registrant's Certifying Accountant.

      a. By unanimous written consent dated as of July 21, 1998, the Board of Directors of Specialty Teleconstructors, Inc. (the "Registrant") engaged the accounting firm of Ernst & Young LLP ("Ernst & Young") as its independent accountants for the Registrant for its fiscal year ending June 30, 1998. The engagement of KPMG Peat Marwick LLP ("KPMG"), which had theretofore served as the Registrant's independent accountants, was terminated effective July 21, 1998.

      b. In connection with the audits of the two fiscal years ended June 30, 1997 and 1996, and the subsequent interim period to the date hereof, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      c. The audit reports of KPMG on the consolidated financial statements of the Registrant and its subsidiaries as of and for the years ended June 30, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      d. The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") as to whether it agrees with the above statements. A copy of KPMG's letter to the SEC, dated as of July 23, 1998, is filed as Exhibit 16.1 to this current report on Form 8-K.

      e. On April 23, 1998, the Registrant consummated the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of February 16, 1998 and amended and restated as of April 22, 1998 (the "Merger Agreement"), among the Registrant, OAI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Acquisition"), OmniAmerica Holdings Corporation, a Delaware corporation ("Holdings"), OmniAmerica, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings, Omni/HSW Acquisition, Inc., which, prior to its merger with and into Holdings immediately prior to the Merger (as hereinafter defined) was a Delaware corporation ("Omni/HSW"), and HMTF/Omni Partners, L.P., a Delaware limited partnership. On April 23, 1998, (i) Omni/HSW was merged (the "HSW Merger") with and into Holdings, with Holdings being the surviving corporation of the HSW Merger and (ii) immediately thereafter, Acquisition was merged (the "Merger") with and into Holdings, with Holdings being the surviving corporation of the Merger and, as a result of the Merger, a wholly-owned subsidiary of Registrant. On April 23, 1998, the Registrant filed a current report on Form 8- K with the SEC to disclose the consummation of the transactions contemplated by the Merger Agreement. Prior to the consummation of the above described transactions, Ernst & Young had served as independent accountants to Holdings since its inception.





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ITEM 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

            16.1 Letter of KPMG Peat Marwick LLP to the SEC, dated as of July 23, 1998.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SPECIALTY TELECONSTRUCTORS, INC.
                              (Registrant)



Date: July 24, 1998           By:     /s/  F. Howard Mandel
                                  F. Howard Mandel
                                  Vice President and General Counsel




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                                 EXHIBIT INDEX


      Exhibit     Description                                              Page

      16.1 Letter of KPMG Peat Marwick LLP to the SEC, dated as of July 23, 1998.